SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                  -------------------------------
                            FORM 8-K/A
                          Amendment No. 1

          Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 ---------------------------------

Date of Report October 6, 1994        Commission file number 1-8459

                         New Plan Realty Trust
          (Exact name of registrant as specified in charter)
      Massachusetts                          13-1995781
(State of Incorporation)          (IRS Employer Identification No.)

       1120 Avenue of the Americas, New York, New York 10036
             (Address of principal executive offices)

                           (212) 869-3000
                  (Registrant's telephone number)

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current
Report on Form 8-K, dated August 8, 1994, as set forth in the pages attached hereto:

Item 7:   Financial Statements and Exhibits.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   NEW PLAN REALTY TRUST
                                             (Registrant)

                                   By:_____________________________

                                        Michael I. Brown
                                        Chief Financial Officer,
                                        Controller
Dated:  October 6, 1994
Item 7.   Financial Statements, Pro Forma Financial
Statements and Exhibits.

          Included herewith are the following financial statements reflecting the acquisition of The Pines Apartments, Cedar Village
Apartments and Paddock Place Apartments.

     1. Report of Eichler, Bergsman, Belonsky & Guz, Independent Certified Public Accountants, dated October 4, 1994.

     2. Certain properties acquired - Historical summary of revenues and certain operating expenses for the year ended December 31, 1993.

     3. New Plan Realty Trust and Subsidiaries - Estimates of net income and funds generated from certain properties acquired
(unaudited), and related Notes.

     4. New Plan Realty Trust and Subsidiaries - Pro forma condensed financial statements (unaudited):

          (a) Pro forma condensed statements of income for the nine months ended April 30, 1994 and the twelve months ended July 31, 1993.

          (b) Pro forma condensed balance sheet as at April 30, 1994.

          (c)  Notes to pro forma condensed financial statements.

New Plan Realty Trust
1120 Avenue of the Americas
New York, NY 10036

                   INDEPENDENT AUDITORS' REPORT

We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of The Pines Apartments, Cedar Village Apartments and Paddock Place Apartments (the "Properties") for the year ended December 31, 1993. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation, and general and administrative expenses for the period examined, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.

                    CERTAIN PROPERTIES ACQUIRED
                        HISTORICAL SUMMARY
            OF REVENUES AND CERTAIN OPERATING EXPENSES
               FOR THE YEAR ENDED DECEMBER 31, 1993

Rental Income                                     $2,607,683

     Repairs and maintenance       $ 247,366
     Real estate taxes               177,535
     Certain operating expenses      155,884         580,785
                                   ---------      ----------

Excess of revenues over
  certain operating expenses                      $2,026,898
                                                  ==========
NOTE:

The Historical Summary of Revenues and Certain Operating Expenses relates to the operations of The Pines Apartments, Cedar Village Apartments and Paddock Place Apartments (the "Properties") while under ownership previous to New Plan Realty Trust. The Properties are residential apartment complexes.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

              NEW PLAN REALTY TRUST AND SUBSIDIARIES
         INFORMATION PURSUANT TO RULE 3-14 REGULATION S-X

Part I    MANAGEMENT ASSESSMENT

     Management's assessment of the Properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the Properties, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I and II environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTIES ACQUIRED (UNAUDITED)

a. The following presents an estimate of taxable net income and funds generated from the operation of the acquired Properties for a twelve month period ended December 31, 1993 based on the Historical Summary of Revenues and Certain Operating Expenses for the Year Ended December 31, 1993. These estimated results do not purport to present expected results of operations for the Properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income:       (000 omitted)

- - -------------------------------------------

Operating income before depreciation
  expense                                    $2,027

Less:

Estimated depreciation                          306

Estimated taxable operating income           $1,721

Estimates of funds generated:

- - -------------------------------------------

Estimated taxable operating income           $1,721

Add:  Estimated depreciation                    306
                                             ------
Estimate of funds generated                  $2,027
                                             ======

b. Estimated taxable income for New Plan Realty Trust (including the acquired properties) for the year ended July 31, 1993 is approximately the same as Pro Forma net income and Revised Pro Forma net income reported on the Pro Forma Condensed Statement of Income (Unaudited).
              NEW PLAN REALTY TRUST AND SUBSIDIARIES
     NOTES TO ESTIMATES OF NET INCOME AND FUNDS GENERATED FROM
                    CERTAIN PROPERTIES ACQUIRED
                            (UNAUDITED)



Basis of Presentation

     1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

              NEW PLAN REALTY TRUST AND SUBSIDIARIES
             PRO FORMA CONDENSED FINANCIAL STATEMENTS
                            (UNAUDITED)

     The following unaudited pro forma condensed balance sheet at April 30, 1994 reflects the acquisition of The Pines Apartments,
Cedar Village Apartments and Paddock Place Apartments as if the transaction had occurred on that date.

     The pro forma condensed statements of income for the year ended July 31, 1993 and the nine months ended April 30, 1994 assume the acquisition of this property as if it had occurred as of August 1, 1992 and 1993, respectively. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of this property.

     The unaudited pro forma condensed financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed statements of income may not be indicative of the results that would have actually occurred had the acquisitions been made on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed financial statements should be read in conjunction with New Plan Realty Trust's audited financial statements as of July 31, 1993 and for the year then ended (which are contained in the Trust's Form 10-K for the year ended July 31,
1993) and the unaudited financial statements as of April 30, 1994 and for the nine months then ended (which are contained in the Trust's Form 10-Q for the period ended April 30, 1994) and the accompanying notes.
                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                     NINE MONTHS ENDED APRIL 30, 1994

                (In thousands except for per share amounts)

                                  HISTORICAL   PRO FORMA
                     AS REPORTED  ACQUISITIONS ADJUSTMENTS(2)    PRO FORMA
                     -----------  ------------ --------------   ----------
Rental Revenues        $69,268      1,956                        71,224
Interest And Dividends   3,785                  (459) (3,4)       3,326

                        73,053      1,956       (459)            74,550
Operating Expenses      24,087        436        225  (6)        24,748
Depreciation Expense     8,241                   230  (3,5)       8,471
Mortgage and Other
  Interest               1,417                                    1,417

                        39,308      1,520       (914)            39,914
Other Deductions         2,156                                    2,156
Other Income               991                                      991

Net Income             $38,143      1,520       (914)            38,749


Net Income Per Share      $.78                                     $.79
Average Shares
Outstanding             49,148                                   49,148


                                              NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                        PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                                                     YEAR ENDED JULY 31, 1993

                                            (In thousands except for per share amounts)


                                                                                  PREVIOUSLY REPORTED
                                          HISTORICAL      PRO FORMA                   HISTORICAL      PRO FORMA    REVISED
                            AS REPORTED  ACQUISITIONS  ADJUSTMENTS(2)  PRO FORMA    ACQUISITIONS(6)  ADJUSTMENTS  PRO FORMA
                            _________________________________________  ____________________________________________________
RENTAL REVENUES                $65,308      $2,608                      $67,916       $18,384        $2,469       $88,769
INTEREST AND DIVIDENDS          11,001                  ($658)(3,4)      10,343                      (6,040)        4,303
                            __________________________________________  ___________________________________________________
                                76,309       2,608       (658)           78,259        18,384       ($3,571)       91,072
OPERATING EXPENSES              22,440         581        300 (6)        23,321         5,711                      29,032
DEPRECIATION EXPENSE             7,574                    154 (3,5)       7,880                       2,797        10,677
MORTGAGE AND OTHER INTEREST      1,386                                    1,386                                     1,386
                            ___________________________________         ____________________________________________________
                                44,909       2,027       (1,264)         45,672        12,673        (6,368)       51,977
OTHER DEDUCTIONS                 2,620                                    2,620                                     2,620
OTHER INCOME                       940                                      940                                       940
                               ___________________________________      ___________________________________________________
NET INCOME                     $43,229      $2,027      ($1,264)        $43,992       $12,673       ($6,368)      $50,297
                               ===================================      ===================================================

EARNINGS PER SHARE                $.89                                                                              $1.03

AVERAGE SHARES
  OUTSTANDING                   48,838                                                                             48,838

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


              NEW PLAN REALTY TRUST AND SUBSIDIARIES
           PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                       AS OF APRIL 30, 1994
                          (In Thousands)



                                           PRO FORMA
                               AS REPORTED ADJUSTMENTS  PRO FORMA
                               ----------- -----------  ---------
ASSETS:

 REAL ESTATE                   $513,192    $ 15,310     $528,502
  CASH, CASH EQUIVALENTS, MKT
   SEC AND OTHER INVESTMENTS     38,545     (15,310)      23,235
  OTHER                          13,447                   13,447
                               ________                 ________
    TOTAL ASSETS               $565,184                 $565,184
                               ========                 ========
LIABILITIES:

  MORTGAGES PAYABLE            $ 28,140                 $ 28,140
  NOTES PAYABLE                  25,000                   25,000
  OTHER LIABILITIES              10,741                   10,741
                               ________                 ________
                                 63,881                   63,881
SHAREHOLDERS' EQUITY            501,303                  501,303
                               ________                 ________
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY           $565,184                 $565,184
                               ========                 ========


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

              NEW PLAN REALTY TRUST AND SUBSIDIARIES
   NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


1.    Represents the acquisition of the Properties for cash.

2. Amounts as reported have been adjusted by historical results for the year ended December 31, 1993. These adjustments to the Pro Forma Condensed Statements of Income (Unaudited) have the effect of reflecting the results for the year ended July 31, 1993 and the nine months ended April 30, 1994 as if the Properties had been acquired as of August 1, 1992 and 1993 respectively.

3. Pro Forma Adjustments to the Pro Forma Condensed Statement of Income (Unaudited) for the year ended July 31, 1993 includes adjustments to interest and dividends and depreciation expense to give effect to including the acquired property as if it had been acquired on August 1, 1992. (See Notes 4 and 5.)

4. The reduction in interest and dividend income is due to the actual use of cash and cash equivalents to pay the purchase price of the acquisition. The average rate of return for the year ended July 31, 1993 and the nine months ended April 30, 1994 was 4.3% and 4% respectively.

5. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

6.    The Pro Forma Adjustment to the Pro Forma Condensed
      Statement of Income (Unaudited) for the year ended July 31, 1993 and the nine months ended April 30, 1994 are estimated additional operating costs.

7. Refer to Form 8-K/A-Amendment No. 1 dated September 1, 1994 for previously reported amounts.